UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): July 20, 2026

QVC GROUP, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-33982	84-1288730
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1200 Wilson Drive

West Chester, Pennsylvania 19380

(Address of principal executive offices, including zip code)

(484) 701-1000

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Series A common stock	QVCAQ	OTCID Basic Market
Series B common stock	QVCGQ	OTCID Basic Market
8.0% Series A Cumulative Redeemable Preferred Stock	QVCPQ	OTCID Basic Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.03 Bankruptcy or Receivership.

As previously disclosed in the Current Report on Form 8-K (the “Current Report”) filed by QVC Group, Inc. (the “Company”) on April 17, 2026, on April 16, 2026 (the “Petition Date”), the Company and certain of its affiliates (collectively, the “Company Parties”) filed voluntary petitions for relief (the “Chapter 11 Cases”) under chapter 11 of title 11 of the United States Code (the “Bankruptcy Code”) in the United States Bankruptcy Court for the Southern District of Texas (the “Bankruptcy Court”) to implement a prepackaged chapter 11 plan of reorganization (the “Plan”). The Chapter 11 Cases are being jointly administered for administrative purposes only under the caption In re: QVC Group, Inc., et al., Case No. 26-90447 (ARP).

Confirmation of Plan of Reorganization

On July 20, 2026, the Bankruptcy Court entered an order, Docket No. 722 (the “Confirmation Order”), confirming the Second Amended Joint Prepackaged Plan of Reorganization of QVC Group, Inc. and its Debtor Affiliates Pursuant to Chapter 11 of the Bankruptcy Code (as confirmed by the Confirmation Order, the “Plan”). After expiration or waiver of any applicable stay and satisfaction or waiver of the conditions precedent to the effectiveness of the Plan, the Company Parties intend to effect the transactions contemplated by the Plan and emerge from chapter 11 protection. The Plan and its Debtor Affiliates and the Confirmation Order are filed as Exhibits 2.1 and 2.2 hereto, respectively, and incorporated herein by reference. Capitalized terms used but not otherwise defined herein shall have the meanings given to them in the Plan.

The Plan incorporates by reference certain documents filed with the Bankruptcy Court as part of a plan supplement, as the same have been amended from time to time prior to confirmation of the Plan and may be further amended prior to the effective date of the Plan (the “Effective Date”) or as otherwise set forth in the Plan (including the plan supplements) or the Confirmation Order. It is also possible that technical amendments could be made to the Plan prior to the Effective Date.

Features of the Plan of Reorganization

The following is a summary of the material terms of the Plan. This summary describes only certain substantive provisions of the Plan, as confirmed by the Bankruptcy Court pursuant to the Confirmation Order, and is not intended to be a complete description of the Plan. The following summary is qualified in its entirety by reference to the full text of the Plan (including the plan supplements) and the Confirmation Order.

Pursuant to the Plan, the restructuring provides for, among other things, the treatment of claims and interests as follows:

•	holders of Allowed RCF Claims (the “RCF Claimholders”) and holders of Allowed QVC Notes Claims (the “QVC Notes Claimholders”) will receive, in full and final satisfaction of such claims, their pro rata share of the QVC Funded Debt Plan Consideration, consisting of QVC Distributable Cash, Takeback Debt and 100% of the QVC New Equity Interests, subject to dilution by the shares issued pursuant to the Management Incentive Plan (the “MIP Shares”);

•	all of QVC Group, Inc.’s equity interests outstanding prior to the Effective Date, including QVC Group, Inc.’s Series A common stock and Series B common stock (collectively, the “Old Common Stock”) and 8.0% Series A Cumulative Redeemable Preferred Stock (the “Old Preferred Stock”), will be canceled for no consideration on the Effective Date;

•	holders of Allowed LINTA Notes Claims will receive their pro rata share of LINTA Distributable Cash; and

•	all other secured and unsecured claims against the Debtors, including all trade claims against the QVC Debtors and the CBI Debtors, will receive payment in full in cash, reinstatement or other treatment that renders such claims unimpaired.

Pursuant to the Plan, to the fullest extent permitted under applicable law, all indemnification obligations in place as of the Effective Date for the benefit of current and former directors, officers, managers, employees, attorneys, accountants, investment bankers, creditors and other professionals of, or acting on behalf of, the Debtors, as applicable, will be reinstated, remain intact and irrevocable, survive the Effective Date on terms no less favorable than those in place before the Effective Date, and be assumed by the Reorganized Debtors. As to directors, officers, managers, employees, attorneys, accountants, investment bankers and other professionals of each of the Debtors, as applicable, to the extent such person or entity was employed by any Debtor on the Petition Date, the indemnification provisions will not be discharged, impaired, limited, reduced or terminated after the Effective Date, and all such obligations will be deemed and treated as Executory Contracts to be assumed by the Debtors under the Plan and will continue as obligations of the Reorganized Debtors.

The Company Parties will execute new debt instruments and any ancillary documents necessary or appropriate to satisfy the conditions to effectiveness of such new debt instruments. Additionally, the articles of incorporation and bylaws of the reorganized company will be amended and restated in accordance with the Plan, effective upon the Effective Date. Except as otherwise provided in the Plan (including the plan supplements), each Executory Contract and Unexpired Lease will be deemed automatically assumed in accordance with, and subject to, the provision and requirements of sections 365 and 1123 of the Bankruptcy Code as of the Effective Date, unless any such Executory Contract or Unexpired Lease (i) was previously assumed or rejected, (ii) expired or terminated or (iii) was expressly rejected.

Certain Information Regarding the Company’s Capital Structure, Assets and Liabilities

As of June 30, 2026, prior to giving effect to the Effective Date, QVC Group, Inc. had 7,911,869 shares of Series A common stock, 182,233 shares of Series B common stock and 12,723,158 shares of 8.0% Series A Cumulative Redeemable Preferred Stock issued and outstanding. On the Effective Date, all such existing equity interests will be canceled, released, discharged and extinguished in accordance with the Plan and the Confirmation Order. After giving effect to the transactions contemplated by the Plan, 50,000,000 shares of common stock of Reorganized QVC are currently expected to be issued and outstanding. The foregoing excludes shares of common stock reserved for future issuance, including for purposes of any management incentive plan.

Information regarding the assets and liabilities of the Company as of the most recent practicable date is hereby incorporated by reference to the Company’s Quarterly Report on Form 10-Q for the period ended March 31, 2026, which was filed with the Securities and Exchange Commission (the “SEC”) on May 15, 2026.

Additional information about the Chapter 11 Cases is available at https://restructuring.ra.kroll.com/QVC. For copies of motions and orders filed with the Bankruptcy Court and other documents related to the court-supervised process, including the Plan, please visit https://restructuring.ra.kroll.com/QVC.

Cautionary Note Regarding the Chapter 11 Cases

The Company cautions that trading in the Company’s securities during the pendency of the Chapter 11 Cases is highly speculative and poses substantial risks. Trading prices for the Company’s securities may bear little or no relationship to the actual recovery, if any, by holders of the Company’s securities in the Chapter 11 Cases. The Company cautions that, under the Plan, the existing QVC Notes and LINTA Notes will be cancelled and the holders thereof will receive the distributions set forth in the Plan in satisfaction of their claims. There can be no assurance that the distributions received by holders of such claims under the Plan will equal or exceed the principal amount owed under such instruments. The Company expects that holders of equity interests in QVC Group, Inc. will not receive any distributions in the Chapter 11 Cases, and that all such equity interests will be cancelled under the Plan for no consideration.

Cautionary Statement Regarding Forward Looking Statements

This Current Report includes certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including statements about the reorganization described above, the Company’s ability to execute the transactions on the terms contemplated by the Plan, the Company’s ability to emerge from the Chapter 11 Cases on the timeline contemplated or at all, and the Company’s ability to realize the intended benefits of the reorganization. The Company’s actual results may differ materially from those anticipated in these forward-looking statements as a result of certain risks and other factors. Some of these risks and uncertainties include: risks and uncertainties relating to the Chapter 11 Cases, including the effectiveness of the Confirmation Order, the Company’s ability to satisfy customary closing conditions to emergence, obtain any additional court approvals required during the remainder of the Chapter 11 Cases and successfully implement the Plan, the potential impact of any appeals, motions or other proceedings on the timing or consummation of the Plan, the effects of the Chapter 11 Cases on the Company and its various constituents, Court rulings in the Chapter 11 Cases and the outcome of the Chapter 11 Cases in general, the length of time the Company will operate under chapter 11 protection, attendant risks associated with restrictions on the Company’s ability to pursue its business strategies while the Chapter 11 Cases are pending, risks associated with third-party motions in the Chapter 11 Cases, the potential adverse effects of the Chapter 11 Cases on the Company’s liquidity, the cancellation of the Company’s Old Preferred Stock and Old Common Stock in the Chapter 11 Cases, the Company’s ability to emerge in a timely manner from the Chapter 11 Cases, uncertainty regarding the Company’s ability to retain key personnel and management, whether the Company’s customers, vendors or other business partners might lose confidence in the Company’s ability to reorganize its capital structure successfully and may seek to establish alternative commercial relationships as a result of the Chapter 11 Cases and uncertainty and continuing risks associated with the Company’s ability to achieve its goals and continue as a going concern. These forward-looking statements speak only as of the date of this Current Report, and the Company expressly disclaims any obligation or undertaking to disseminate any updates or revisions to any forward-looking statement contained herein to reflect any change in the Company’s expectations with regard thereto or any change in events, conditions or circumstances on which any such statement is based. Please refer to the publicly filed documents of the Company, including the most recent Form 10-Q filed with the SEC on May 15, 2026, for additional information about the Company and about the risks and uncertainties related to the Company’s business, which may affect the statements made in this Current Report.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
2.1	Second Amended Joint Prepackaged Plan of Reorganization of QVC Group, Inc. and Its Debtor Affiliates Pursuant to Chapter 11 of the Bankruptcy Code, as confirmed by the Confirmation Order.
2.2	Order Confirming the Second Amended Joint Prepackaged Plan of Reorganization of QVC Group, Inc. and Its Debtor Affiliates Pursuant to Chapter 11 of the Bankruptcy Code.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 24, 2026	QVC GROUP, INC.

	By:	/s/ Katherine C. Jewell
Name: Katherine C. Jewell
Title: Vice President and Secretary